UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 8, 2013

OPEXA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Texas	001-33004	76-0333165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2635 Technology Forest Blvd., The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 272-9331
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

A copy of the Opexa Therapeutics, Inc. Amended and Restated 2010 Stock Incentive Plan which was approved by shareholders at the 2013 Annual Meeting, as described below in Item 5.07, is Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders for Opexa Therapeutics, Inc. (“Opexa”) was held on November 8, 2013 (the “Annual Meeting”).  Five proposals were submitted to shareholders as described in the 2013 Proxy Statement and were approved by shareholders at the Annual Meeting.  The proposals and the results of the shareholder votes are as follows.

			Broker
1.	For	Withheld	Non-Votes
Proposal to elect four directors
for one-year terms:

Gail J. Maderis	7,152,581	204,297	10,672,518
Michael S. Richman	7,130,213	226,665	10,672,518
Scott B. Seaman	7,124,455	232,423	10,672,518
Neil K. Warma	7,148,193	208,685	10,672,518

				Broker
2.	For	Against	Abstain	Non-Votes
Proposal to approve the Amended
and Restated Opexa Therapeutics,
Inc. 2010 Stock Incentive Plan	6,138,057	1,096,313	122,508	10,672,518

				Broker
3.	For	Against	Abstain	Non-Votes
Proposal to ratify the
appointment of MaloneBailey, LLP
as independent auditors for the fiscal
year ending December 31, 2013	17,314,480	577,160	137,756	0

				Broker
4.	For	Against	Abstain	Non-Votes
Proposal to approve, on an advisory
Basis, the compensation of the
Company’s Named Executive
Officers	6,368,743	854,191	133,944	10,672,518

2

					Broker
5.	3 Years	2 Years	1 Year	Abstain	Non-Votes
Proposal to vote on the frequency
of future advisory votes on the
compensation of the Company’s
Named Executive Officers	4,060,173	2,003,494	1,008,249	284,962	10,672,518

After consideration of the outcome for shareholder voting with respect to the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers, the Board of Directors has decided to solicit future shareholder advisory votes on such compensation every three years, in accordance with the frequency which received the highest number of votes at the Annual Meeting as described above.

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

       The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Opexa Therapeutics, Inc. Amended and Restated 2010 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed October 3, 2013).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 11, 2013	OPEXA THERAPEUTICS, INC.

	By:	/s/ Neil K. Warma
Neil K. Warma
President & Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Opexa Therapeutics, Inc. Amended and Restated 2010 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed October 3, 2013).